UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2008

PRESSTEK, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17541	02-0415170

(Commission File Number)	(IRS Employer Identification No.)

2 Greenwich Office Park
Greenwich, Connecticut	06831

(Address of Principal Executive Offices)	(Zip Code)

(203) 485-7523
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2008, Presstek, Inc. (the “Company”) announced that its Board of Directors had elected Frank D. Steenburgh to the Board of Directors. On April 8, 2008, the Company issued a press release announcing the election of Mr. Steenburgh as a member of the Board of Directors of the Company. A copy of such press release is attached to this current report as Exhibit 99.1 and is incorporated herein by reference in its entirety.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release of Presstek, Inc. dated April 8, 2008 announcing the appointment of Frank D. Steenburgh to the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESSTEK, INC. (Registrant)
Date: April 10, 2008	/s/ Jeffrey Cook
Jeffrey Cook Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Presstek, Inc. dated April 8, 2008 announcing the appointment of Frank D. Steenburgh to the Board of Directors.